UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 8, 2011

BUNGE LIMITED

(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-16625 Commission File Number	98-0231912 (I.R.S. Employer Identification Number)

50 Main Street White Plains, New York (Address of principal executive offices)	10606 (Zip code)

(914) 684-2800
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On March 11, 2011, Bunge Limited Finance Corp. (“BLFC”), a 100%-owned finance subsidiary of Bunge Limited, completed the sale and issuance (the “Offering”) of $500 million aggregate principal amount of 4.10% Senior Notes due 2016 (the “Senior Notes”), guaranteed by Bunge Limited, pursuant to an underwriting agreement entered into with Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBS Securities Inc., as representatives of the underwriters, dated March 8, 2011.  The Senior Notes were issued pursuant to an indenture, dated March 11, 2011 (the “Indenture”), by and among BLFC, Bunge Limited and Union Bank, N.A., as trustee.

The Offering was made pursuant to a shelf registration statement on Form S-3 (Registration No. 333-172608) (the “Registration Statement”) filed by Bunge Limited and BLFC with the Securities and Exchange Commission.  The net proceeds of the Offering were approximately $496 million after deducting underwriting commissions and estimated offering expenses.  BLFC intends to use the net proceeds of this Offering for general corporate purposes, including working capital.

The Underwriting Agreement, the Indenture and the opinion relating to the validity of the Senior Notes and the related guarantee have been filed as Exhibit 1.1, Exhibit 4.1 and Exhibit 5.1, respectively, to this Current Report on Form 8-K and each is incorporated by reference into this Report and the Registration Statement.

Bunge issued a press release announcing the pricing of the Offering on March 8, 2011.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01                     Financial Statements and Exhibits

(d)                     Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 8, 2011, among Bunge Limited Finance Corp., Bunge Limited, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBS Securities Inc.

4.1	Indenture, dated March 11, 2011, by and among Bunge Limited Finance Corp., Bunge Limited and Union Bank, N.A. (including the form of Senior Note)

5.1	Opinion of Reed Smith LLP as to the validity of the Senior Notes of Bunge Limited Finance Corp. and the related Guarantee by Bunge Limited

99.1	Press Release Announcing the Pricing of the Senior Notes, dated March 8, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2011

BUNGE LIMITED

	By:	/s/ Carla L. Heiss
Name: Carla L. Heiss
Title: Assistant General Counsel

EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 8, 2011, among Bunge Limited Finance Corp., Bunge Limited, Citigroup Global Markets Inc., J.P. Morgan Securities LLC and RBS Securities Inc.

4.1	Indenture, dated March 11, 2011, by and among Bunge Limited Finance Corp., Bunge Limited and Union Bank, N.A. (including the form of Senior Note)

5.1	Opinion of Reed Smith LLP as to the validity of the Senior Notes of Bunge Limited Finance Corp. and the related Guarantee by Bunge Limited

99.1	Press Release Announcing the Pricing of the Senior Notes, dated March 8, 2011